Filed under Rule 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

Equity Index Portfolio

(the “Portfolio”)

Supplement dated January 27, 2017 to the

Portfolio’s Prospectus dated May 1, 2016, as supplemented and amended to date

On October 5, 2016, the Board of Trustees (the “Board”) of SunAmerica Series Trust approved a change in the name of the Portfolio to “SA Large Cap Index Portfolio.” This change is expected to become effective on or about February 6, 2017.

Accordingly, all references to “Equity Index Portfolio” are replaced with “SA Large Cap Index Portfolio.”

Capitalized terms used herein but not defined have the meaning assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Version:            Combined Master

Filed under Rule 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

Equity Index Portfolio

(the “Portfolio”)

Supplement dated January 27, 2017 to the Portfolio’s

Statement of Additional Information (“SAI”) dated May 1, 2016, as supplemented and amended to date

Effective February 6, 2017, all references to “Equity Index Portfolio” are replaced with “SA Large Cap Index Portfolio.” On page 1 of the SAI, the first paragraph under the heading “Portfolio Name Changes” is supplemented as follows:

Portfolio Name Changes.     The Trustees approved the renaming of the following Portfolios: .. . . . ; and (z) Equity Index Portfolio to SA Large Cap Index Portfolio, effective February 6, 2017.

Capitalized terms used herein but not defined shall have the meaning assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.